Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Trust II:

We consent to the use of our report, incorporated herein by reference, dated December 27, 2006, for Legg Mason Partners Short Duration Municipal Income Fund (formerly Smith Barney Short Duration Municipal Income Fund), a series of Legg Mason Partners Trust II (formerly Smith Trust II), as of October 31, 2006 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 26, 2007

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Trust II:

We consent to the use of our report, incorporated herein by reference, dated December 27, 2006, for Legg Mason Partners Small Cap Growth Opportunities Fund and Legg Mason Partners Diversified Large Cap Growth Fund (formerly Smith Barney Small Cap Growth Opportunities Fund and Smith Barney Diversified Large Cap Growth Fund, respectively), each a series of Legg Mason Partners Trust II (formerly Smith Barney Trust II), as of October 31, 2006 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 26, 2007

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Trust II:

We consent to the use of our report, incorporated herein by reference, dated December 27, 2006, for Legg Mason Partners Capital Preservation Fund (formerly Smith Barney Capital Preservation Fund), a series of Legg Mason Partners Trust II (formerly Smith Barney Trust II), as of October 31, 2006 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 26, 2007

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Trust II:

We consent to the use of our report, incorporated herein by reference, dated December 27, 2006, for Legg Mason Partners Capital Preservation Fund II (formerly Smith Barney Capital Preservation Fund II), a series of Legg Mason Partners Trust II (formerly Smith Barney Trust II), as of October 31, 2006 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 26, 2007